UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
DEPOSITARY SHARES, each representing a 1/20th interest in a share of 7.25% Series A Mandatory Convertible Preferred Stock	ALB PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On March 2, 2026, Albemarle Corporation, a Virginia corporation (the “Company” or “Albemarle”), completed the previously announced sale of its 51% ownership interests (the “Sale”) in Ketjen Corporation, a Delaware corporation (“Ketjen”), to ChemCat AcquisitionCo, LLC, a Delaware limited liability company organized by and affiliated with KPS Capital Partners LP, a New York based private equity firm. Ketjen’s business consists of developing, manufacturing (including through toll manufacturing arrangements), and marketing catalysts and related products on a global basis.

In connection with the Sale, Albemarle expects to receive an aggregate amount of approximately $547 million in cash, inclusive of $22 million in cash included with Ketjen at the time of the Sale. Together with the sale of its 50% interest in the Eurecat joint venture to Axens SA, completed in January 2026, Albemarle’s combined pre-tax proceeds for the two transactions total approximately $670 million.

At close of the Sale, Albemarle retains a 49% minority ownership interest in Ketjen. Albemarle also will retain 100% ownership of Ketjen’s Performance Catalyst Solutions business, which has been integrated into Albemarle’s product portfolio.

Item 7.01    Regulation FD Disclosure.

On March 2, 2026, the Company issued a press release regarding the sale of its ownership interests in Ketjen, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 8.01.    Other Events.

On March 2, 2026, the Company issued a press release announcing the redemption of its 4.650% Senior Notes due 2027 and its offers to purchase for cash up to an aggregate purchase price of $500 million for (i) its 5.65% Senior Notes due 2052, (ii) its 5.45% Senior Notes due 2044, (iii) the 3.45% Senior Notes due 2029 of Albemarle Wodgina Pty Ltd, a wholly-owned subsidiary of the Company, and (iv) its 5.05% Senior Notes due 2032, upon the terms and subject to the conditions set forth in an Offer to Purchase, dated March 2, 2026.

A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit
2.1
Stock Purchase Agreement, by and among Albemarle Corporation, Ketjen Corporation and ChemCat AcquisitionCo, LLC, dated as of October 25, 2025. [Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K (No. 1-12658) filed on October 27, 2025, and incorporated herein by reference].

99.1*	Press release, dated March 2, 2026 issued by the Company.

99.2*	Press release, dated March 2, 2026 issued by the Company.

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Included with this filing.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain information contained herein and in the exhibit hereto that are not statements of historical fact or current fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on assumptions that we have made as of the date hereof and are subject to known and unknown risks and uncertainties, often contain words such as “ambition” “anticipate,” “believe,” “estimate,” “expect,” ”goal” “guidance,” “intend,” “may,” “outlook,” and “scenario” “should,” “would,” “will” and similar references to future periods. Forward-looking statements may include statements regarding: approximate proceeds from the Sale and related transactions; the Company's plans to use proceeds from the Sale to fund the tender offers and redemption described herein; the anticipated completion of the tender offers and redemption of notes; and all other information relating to matters that are not historical facts. These and other forward-looking statements are based on management’s current estimates, assumptions and expectations and involve risks and uncertainties that could significantly affect expected results. Actual results could differ materially from those expressed or implied in the forward-looking statements if one or more of the underlying estimates, assumptions or expectations prove to be inaccurate or are unrealized. Factors that could cause Albemarle’s actual results to differ materially from the outlook expressed or implied in any forward-looking statement include: changes in inflation or interest rates; volatility in the debt and equity market; changes in credit ratings; the Company’s ability to complete the tender offers on anticipated terms or at all; changes in economic and business conditions; changes in trade policies and tariffs; completion of the audit of our annual financial statements; fluctuations in foreign currencies; changes in laws and government regulation; regulatory actions, proceedings, claims or litigation; cyber-security breaches, terrorist attacks, industrial accidents or natural disasters; geopolitical conflicts and political unrest; and the other factors detailed from time to time in the reports Albemarle files with the SEC, including those described under “Risk Factors” in Albemarle’s most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q, which are filed with the SEC and available on the investor section of Albemarle’s website (investors.albemarle.com) and on the SEC’s website at www.sec.gov. These forward-looking statements speak only as of the date of this Form 8-K. Albemarle assumes no obligation to provide any revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date: March 6, 2026	By:	/s/ Ander C. Krupa
Ander C. Krupa
General Counsel and Corporate Secretary